Security Information








Security Purchased


CUSIP
18889LAA9


Issuer
CLONDALKIN ACQUISITION


Underwriters
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
CLONDA 6.15% 12/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2007


Total amount of offering sold to QIBs
 $                                   399,314,775


Total amount of any concurrent public offering
 $                                     -


Total
 $                                  399,314,775


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Ba3/B+


Current yield
6.15%


Benchmark vs Spread (basis points)
200 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
66,552
 $                     66,552
0.02%



DWS Balanced VIP
Chicago
66,552
 $                     66,552
0.02%



DWS High Income Fund
Chicago
638,904
 $                   638,904
0.16%



DWS High Income Trust
Chicago
73,208
 $                     73,208
0.02%



DWS High Income VIP
Chicago
99,829
 $                     99,829
0.03%



DWS Multi Market Income Trust
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income Fund
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income Trust
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income VIP
Chicago
66,552
 $                     66,552
0.02%



New York Funds







DWS High Income Plus Fund
New York
119,794
 $                   119,794
0.03%



Total

1,331,049
 $
1,331,049
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



























Security Information








Security Purchased


CUSIP
18889LAC5


Issuer
CLONDALKIN ACQUISITION


Underwriters
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
CLONDA 7.36% 12/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2007


Total amount of offering sold to QIBs
 $                                      150,000,000


Total amount of any concurrent public offering
 $                                      -


Total
 $                                      150,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Ba3/B+


Current yield
7.36%


Benchmark vs Spread (basis points)
200 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.05%



DWS High Income Fund
Chicago
1,045,000
 $                 1,045,000
0.70%



DWS High Income Trust
Chicago
125,000
 $                   125,000
0.08%



DWS High Income VIP
Chicago
160,000
 $                   160,000
0.11%



DWS Multi Market Income Trust
Chicago
80,000
 $                     80,000
0.05%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.05%



New York Funds







DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.14%



Total

2,000,000
 $                 2,000,000
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
Where security performance is 0.00%, the purchase price is the same as the sale price (or, if the security was not sold, the price at quarter-end).
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased


CUSIP
67105EAA0


Issuer
OUTBACK STEAKHOUSE INC


Underwriters
BoA, DBSI, ABN Amro, GE Capital Markets,
Rabo Securities USA, SunTrust Robinson
Humphrey, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
OSI 10% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/8/2007


Total amount of offering sold to QIBs
 $                                  550,000,000


Total amount of any concurrent public offering
 $                                         -


Total
 $                                 550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/CCC+


Current yield
10.00%


Benchmark vs Spread (basis points)
488 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
455,000
 $                   455,000
0.08%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%



DWS High Income Fund
Chicago
5,735,000
 $                 5,735,000
1.04%



DWS High Income Trust
Chicago
680,000
 $                   680,000
0.12%



DWS High Income VIP
Chicago
870,000
 $                   870,000
0.16%



DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.08%



DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.07%



DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.02%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
1,130,000
 $                 1,130,000
0.21%



Total

10,000,000
 $               10,000,000
1.82%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
800907AL1


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc Capital Markets,
Scotia Capital, Suntrust Capital Markets, Wells
Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM FRN 6/15/2010


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/7/2007


Total amount of offering sold to QIB
 $                                        300,000,000


Total amount of any concurrent public offering
 $                                            -


Total
 $                                        300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/B+


Current yield
8.11%


Benchmark vs Spread (basis points)
275 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
185,000
 $                   185,000
0.06%



DWS Balanced VIP
Chicago
60,000
 $                     60,000
0.02%



DWS High Income Fund
Chicago
2,380,000
 $                 2,380,000
0.79%



DWS High Income Trust
Chicago
285,000
 $                   285,000
0.10%



DWS High Income VIP
Chicago
360,000
 $                   360,000
0.12%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.06%



DWS Strategic Income Fund
Chicago
155,000
 $                   155,000
0.05%



DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%



DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
470,000
 $                   470,000
0.16%



DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.01%



Total

4,175,000
 $                 4,175,000
1.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
75952BAP0


Issuer
RELIANT ENERGY


Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill Lynch,
ABN Amro, Bear Stearns


Years of continuous operation, including predecessors
> 3 years


Security
RRI 7.875% 6/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/6/2007


Total amount of offering sold to QIBs
 $                                  725,000,000


Total amount of any concurrent public offering
 $                                     -


Total
 $                                725,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B3/B-


Current yield
7.83%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
440,000
 $                   440,000
0.06%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.02%



DWS High Income Fund
Chicago
5,700,000
 $                 5,700,000
0.79%



DWS High Income Trust
Chicago
675,000
 $                   675,000
0.09%



DWS High Income VIP
Chicago
870,000
 $                   870,000
0.12%



DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.06%



DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.05%



DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
1,125,000
 $                 1,125,000
0.16%



DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.01%



Total

10,000,000
 $               10,000,000
1.38%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
226566AD9


Issuer
CRICKET COMMUNICATIONS


Underwriters
Citigroup, DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 9.375% 11/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2007


Total amount of offering sold to QIBs
 $                                   350,000,000


Total amount of any concurrent public offering
 $                                       -


Total
 $                                    350,000,000


Public offering price
106.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Caa1/CCC


Current yield
8.84%


Benchmark vs Spread (basis points)
304 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
680,000
 $                   720,800
0.19%



DWS Balanced VIP
Chicago
220,000
 $                   233,200
0.06%



DWS High Income Fund
Chicago
8,610,000
 $                 9,126,600
2.46%



DWS High Income Trust
Chicago
1,020,000
 $                 1,081,200
0.29%



DWS High Income VIP
Chicago
1,310,000
 $                 1,388,600
0.37%



DWS Multi Market Income Trust
Chicago
620,000
 $                   657,200
0.18%



DWS Strategic Income Fund
Chicago
555,000
 $                   588,300
0.16%



DWS Strategic Income Trust
Chicago
160,000
 $                   169,600
0.05%



DWS Strategic Income VIP
Chicago
140,000
 $                   148,400
0.04%



New York Funds







DWS High Income Plus Fund
New York
1,685,000
 $                 1,786,100
0.48%



Total

15,000,000
 $               15,900,000
4.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
552078AY3


Issuer
LYONDELL CHEMICAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Bank of NY,
Credit Suisse, HVB Capital Markets, Morgan
Stanley, Natexis Banque, Robert W Baird, SG
Americas Securities, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
LYO 6.875% 6/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/30/2007


Total amount of offering sold to QIBs
 $                                   510,000,000


Total amount of any concurrent public offering
 $                                     -


Total
 $                                  510,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/B+


Current yield
6.88%


Benchmark vs Spread (basis points)
201 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.18%



DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.06%



DWS High Income Fund
Chicago
11,485,000
 $               11,485,000
2.25%



DWS High Income Trust
Chicago
1,365,000
 $                 1,365,000
0.27%



DWS High Income VIP
Chicago
1,750,000
 $                 1,750,000
0.34%



DWS Multi Market Income Trust
Chicago
805,000
 $                   805,000
0.16%



DWS Strategic Income Fund
Chicago
740,000
 $                   740,000
0.15%



DWS Strategic Income Trust
Chicago
215,000
 $                   215,000
0.04%



DWS Strategic Income VIP
Chicago
190,000
 $                   190,000
0.04%



New York Funds







DWS High Income Plus Fund
New York
2,260,000
 $                 2,260,000
0.44%



Total

20,000,000
 $               20,000,000
3.92%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
34460XAA7


Issuer
FONTAINEBLEAU LAS VEGAS


Underwriters
BoA, Barclays, DBSI, Merrill Lynch, Daiwa
Securities, Greenwich Capital Markets, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
FBLEAU 10.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/24/2007


Total amount of offering sold to QIBs
 $                                      675,000,000


Total amount of any concurrent public offering
 $                                            -


Total
 $                                      675,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC+


Current yield
10.25%


Benchmark vs Spread (basis points)
538 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
245,000
 $                   245,000
0.04%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%



DWS High Income Fund
Chicago
3,155,000
 $                 3,155,000
0.47%



DWS High Income Trust
Chicago
375,000
 $                   375,000
0.06%



DWS High Income VIP
Chicago
480,000
 $                   480,000
0.07%



DWS Multi Market Income Trust
Chicago
225,000
 $                   225,000
0.03%



DWS Strategic Income Fund
Chicago
205,000
 $                   205,000
0.03%



DWS Strategic Income Trust
Chicago
60,000
 $                     60,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
620,000
 $                   620,000
0.09%



Total

5,500,000
 $                 5,500,000
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
53956RAA1


Issuer
LOCAL TV FINANCE


Underwriters
DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
LOCAL 9.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2007


Total amount of offering sold to QIBs
 $                                  190,000,000.00


Total amount of any concurrent public offering
 $                                      -


Total
 $                                  190,000,000.00


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/CCC+


Current yield
9.25%


Benchmark vs Spread (basis points)
463 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.12%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.04%



DWS High Income Fund
Chicago
2,890,000
 $                 2,890,000
1.52%



DWS High Income Trust
Chicago
345,000
 $                   345,000
0.18%



DWS High Income VIP
Chicago
445,000
 $                   445,000
0.23%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.09%



DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.10%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.03%



New York Funds







DWS High Income Plus Fund
New York
570,000
 $                   570,000
0.30%



Total

5,000,000
 $                 5,000,000
2.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
281023AS0


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch, RBS
Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
 $                                      1,200,000,000


Total amount of any concurrent public offering
 $                                         -


Total
 $                                     1,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.00%


Benchmark vs Spread (basis points)
239 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
545,000
 $                   545,000
0.05%



DWS Balanced VIP
Chicago
175,000
 $                   175,000
0.01%



DWS High Income Fund
Chicago
6,910,000
 $                 6,910,000
0.58%



DWS High Income Trust
Chicago
815,000
 $                   815,000
0.07%



DWS High Income VIP
Chicago
1,045,000
 $                 1,045,000
0.09%



DWS Multi Market Income Trust
Chicago
420,000
 $                   420,000
0.04%



DWS Strategic Income Fund
Chicago
445,000
 $                   445,000
0.04%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS Bond VIP
New York
57,000
 $                     57,000
0.00%



DWS Core Plus Income Fund
New York
177,000
 $                   177,000
0.01%



DWS High Income Plus Fund
New York
1,360,000
 $                 1,360,000
0.11%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

12,234,000
 $               12,234,000
1.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
60740FAF2


Issuer
MOBILE MINI


Underwriters
BoA, CIBC, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
MINI 6.875% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CIBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/23/2007


Total amount of offering sold to QIBs
 $                                        150,000,000


Total amount of any concurrent public offering
 $                                            -


Total
 $                                        150,000,000


Public offering price
99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/BB-


Current yield
6.91%


Benchmark vs Spread (basis points)
232 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     89,593
0.06%



DWS Balanced VIP
Chicago
30,000
 $                     29,864
0.02%



DWS High Income Fund
Chicago
1,145,000
 $                 1,139,825
0.76%



DWS High Income Trust
Chicago
135,000
 $                   134,390
0.09%



DWS High Income VIP
Chicago
175,000
 $                   174,209
0.12%



DWS Multi Market Income Trust
Chicago
75,000
 $                     74,661
0.05%



DWS Strategic Income Fund
Chicago
75,000
 $                     74,661
0.05%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,932
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     19,910
0.01%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   223,983
0.15%



DWS Short Duration Plus Fund
New York
15,000
 $                     14,932
0.01%



Total

2,000,000
 $                 1,990,960
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed. Where Fund performance is 0.00%, the Fund's
NAV on the purchase date is the same as the NAV on the purchase date (or, if the security was not sold, the NAV at quarter-end).
















Security Information








Security Purchased


CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers, Calyon Securities
USA Inc, DBSI, Merrill Lynch & Co, Raymond
James & Associates Inc, UBS Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
 $                                     350,000,000


Total amount of any concurrent public offering
 $                                           -


Total
 $                                     350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/BB-


Current yield
7.13%


Benchmark vs Spread (basis points)
244 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.02%



DWS High Income Fund
Chicago
2,880,000
 $                 2,880,000
0.82%



DWS High Income Trust
Chicago
340,000
 $                   340,000
0.10%



DWS High Income VIP
Chicago
425,000
 $                   425,000
0.12%



DWS Multi Market Income Trust
Chicago
180,000
 $                   180,000
0.05%



DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.05%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%



DWS Strategic Income VIP
Chicago
45,000
 $                     45,000
0.01%



New York Funds







DWS Bond VIP
New York
17,000
 $                     17,000
0.00%



DWS Core Plus Income Fund
New York
53,000
 $                     53,000
0.02%



DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.16%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%



Total

5,070,000
 $                 5,070,000
1.45%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
48238QAC9


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc.


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 10% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
 $                                       425,000,000


Total amount of any concurrent public offering
 $                                           -


Total
 $                                       425,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC


Current yield
10.00%


Benchmark vs Spread (basis points)
525 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.08%



DWS Balanced VIP
Chicago
105,000
 $                   105,000
0.02%



DWS High Income Fund
Chicago
4,060,000
 $                 4,060,000
0.96%



DWS High Income Trust
Chicago
480,000
 $                   480,000
0.11%



DWS High Income VIP
Chicago
605,000
 $                   605,000
0.14%



DWS Multi Market Income Trust
Chicago
245,000
 $                   245,000
0.06%



DWS Strategic Income Fund
Chicago
260,000
 $                   260,000
0.06%



DWS Strategic Income Trust
Chicago
60,000
 $                     60,000
0.01%



DWS Strategic Income VIP
Chicago
65,000
 $                     65,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
800,000
 $                   800,000
0.19%



Total

7,000,000
 $                 7,000,000
1.65%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
48238QAB1


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 8.75% 5/14


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
 $                                        450,000,000


Total amount of any concurrent public offering
 $                                           -


Total
 $                                      450,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B3/CCC


Current yield
8.75%


Benchmark vs Spread (basis points)
403 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
250,000
 $                   250,000
0.06%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.02%



DWS High Income Fund
Chicago
3,190,000
 $                 3,190,000
0.71%



DWS High Income Trust
Chicago
380,000
 $                   380,000
0.08%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.11%



DWS Multi Market Income Trust
Chicago
195,000
 $                   195,000
0.04%



DWS Strategic Income Fund
Chicago
205,000
 $                   205,000
0.05%



DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.01%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
630,000
 $                   630,000
0.14%



Total

5,500,000
 $                 5,500,000
1.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
14150BAAZ


Issuer
PTS ACQUISITION CORP


Underwriters
BoA, DBSI, Goldman Sachs, Morgan Stanley, GE
Capital Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
PTSAC 9.5% 4/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
 $                                        565,000,000


Total amount of any concurrent public offering
 $                                             -


Total
 $                                        565,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
486 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Trust
Chicago
410,000
 $                   410,000
0.07%



DWS High Income Fund
Chicago
3,480,000
 $                 3,480,000
0.62%



DWS High Income VIP
Chicago
515,000
 $                   515,000
0.09%



DWS Strategic Income Fund
Chicago
225,000
 $                   225,000
0.04%



DWS Strategic Income Trust
Chicago
50,000
 $                     50,000
0.01%



DWS Multi Market Income Trust
Chicago
215,000
 $                   215,000
0.04%



DWS Balanced Fund
Chicago
275,000
 $                   275,000
0.05%



DWS Balanced VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
680,000
 $                   680,000
0.12%



Total

6,000,000
 $                 6,000,000
1.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.